Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies
16. Commitments and Contingencies

Litigation

The Company is not party to any litigation or other legal proceedings that the Company believes could reasonably be expected to have a material adverse effect on the Company's business, results of operations and financial condition.

Operating Leases

The Company has several non-cancelable operating leases, primarily for facilities, that expire over the next 10 years. These leases generally contain renewal options and require the Company to pay all executory costs such as maintenance and insurance. The Company recognized $52.2 million, $46.0 million and $45.2 million in rental expense for the years ended December 31, 2011, December 31, 2010 and December 31, 2009 respectively. Future minimum rental commitments for operating leases with non-cancelable terms in excess of one year are as follows:

Minimum rental payments
(in thousands)
2012	$36,927
2013	31,564
2014	26,582
2015	20,088
2016	16,681
Thereafter	26,884

Total	$158,726

Share Repurchase Program

On October 27, 2011 the Company announced its intention to commence a share repurchase program of up to $50 million. On November 22, 2011 the Company entered into two separate share repurchase plans of $10 million each, covering the periods November 23, 2011 to December 31, 2011 and January 1, 2012 to February 20, 2012 respectively.  The Company intends to enter further share repurchase plans, to effect the share repurchase program in accordance with Rule 10b-18 and Rule 10b5-1 of the Securities Exchange Act of 1934, the authorization granted at the Company’s annual general meeting on July, 18 2011, applicable laws and regulations and the Listing Rules of the Irish Stock Exchange. At December 31, 2011 $10.0 million remains outstanding under the above repurchase plans.